UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2007

SCIVANTA MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Morris Avenue, Spring Lake, New Jersey	07762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 282-1620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 29, 2007, Scivanta Medical Corporation (“Scivanta”) and Ethox International, Inc. (“Ethox”) entered into a development agreement whereby Ethox will provide Scivanta engineering and development support for the catheter component of the HCMS in exchange for the rights to manufacture the component upon regulatory approval and commercialization of the HCMS and a cash payment of $187,500 to be made in connection with the technology incentive program funding discussed below. The development agreement has a two year term which may be extended up to six additional months. The services to be provided by Ethox include: (1) the management of project costs and schedule, (2) the development of system functional specifications based on marketing inputs, (3) the development of disposable catheter specifications to achieve functional requirements, (4) the manufacturing of disposable catheters in accordance with applicable requirements for clinical trials, and (5) the provision of regulatory resources for the management of clinical submissions for marketing approval from the United States Food and Drug Administration and the European Medicines Agency. Pursuant to the development agreement, Scivanta is responsible for the selection and costs of all raw materials and for the packaging design. During the term of the development agreement and for a period of twelve months thereafter, Ethox will not participate in the design, development, creation or production of a double balloon catheter to be used as part of a cardiac monitoring system. The development agreement also contains standard provisions regarding indemnification and termination.

Terms for the manufacturing of the catheter component of the HCMS are contained in a supply agreement which will be entered into by Scivanta and Ethox upon regulatory approval of the HCMS. The form of the supply agreement has been attached as a schedule to the development agreement. The supply agreement will have a four year term commencing on the date of the first commercial production of the catheter component of the HCMS, and thereafter shall renew on an annual basis unless terminated by either party in accordance with the supply agreement. The supply agreement will also contain a pricing schedule and provides for an additional payment to Ethox of up to $535,000.

Also, on June 29, 2007, Scivanta amended its Technology License Agreement dated November 10, 2006 with The Research Foundation of the State University of New York, for and on behalf of the University of Buffalo (the “Foundation”), and Donald D. Hickey, M.D. (“Hickey”) and Clas E. Lundgren, M.D., Ph.D. (“Lundgren”). Pursuant to the amended Technology License Agreement, the Foundation, Hickey and Lundgren were permitted to enter into a non-exclusive manufacturing license agreement with Ethox, also dated June 29, 2007, whereby Ethox was granted the right to manufacture the catheter component of the HCMS for Scivanta. As a result of these agreements, the development of the HCMS will now be partially funded through a technology incentive program contract awarded by the New York State Office of Science Technology and Academic Research to the Foundation and the Foundation’s company partner, Ethox. Up to $750,000 is available under this incentive program for the development of the HCMS. Ethox is required to match the $750,000 of proceeds available under the incentive program by providing $187,500 of cash and $562,500 of in-kind contributions. Pursuant to the development agreement between Scivanta and Ethox dated June 29, 2007, Scivanta will provide Ethox with the $187,500 of cash required under the technology incentive program while Ethox will provide the $562,500 of in-kind contributions. The technology incentive program funding will primarily support the catheter and software development of the HCMS by New York State based Ethox and Applied Sciences Group, Inc. (“ASG”).

In addition, on July 2, 2007, Scivanta entered into a development agreement with ASG. Pursuant to the terms of this agreement, ASG will provide software engineering services to Scivanta on the continuing development of the HCMS. The fees being charged by ASG related to this agreement could range between $335,000 and $400,000. Scivanta can terminate the agreement at any time upon written notification.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit
Number	Description

10.17
Product Development Agreement, dated June 29, 2007, between Scivanta Medical Corporation and Ethox International, Inc. including Schedule 2.4 - Form of Agreement to Manufacture Disposable Catheters. Upon the request of the SEC, Scivanta agrees to furnish copies of each of the following schedules: Schedule 2.1 - Project Costs and Schedule; Schedule 2.2 - System Hardware and Software Specifications; and Schedule 2.3 - Disposable Catheter Specifications.

10.18
Addendum to the Technology License Agreement, dated November 10, 2006, between Scivanta Medical Corporation and The Research Foundation of State University of New York, for and on behalf of the University at Buffalo, and Donald D. Hickey, M.D. and Clas E. Lundgren, dated June 29, 2007.

10.19	Software Engineering Agreement, dated July 2, 2007, between Scivanta Medical Corporation and Applied Sciences Group, Inc.

99.1	Press Release Re: Scivanta Medical Corporation Enters into Agreements for the Development of the Hickey Cardiac Monitoring System

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION (Registrant)

By: /s/ David R. LaVance
David R. LaVance Chairman of the Board, President and Chief Executive Officer

Date: July 3, 2007

EXHIBIT INDEX

Exhibit
Number	Description

10.17
Product Development Agreement, dated June 29, 2007, between Scivanta Medical Corporation and Ethox International, Inc. including Schedule 2.4 - Form of Agreement to Manufacture Disposable Catheters. Upon the request of the SEC, Scivanta agrees to furnish copies of each of the following schedules: Schedule 2.1 - Project Costs and Schedule; Schedule 2.2 - System Hardware and Software Specifications; and Schedule 2.3 - Disposable Catheter Specifications.

10.18
Addendum to the Technology License Agreement, dated November 10, 2006, between Scivanta Medical Corporation and The Research Foundation of State University of New York, for and on behalf of the University at Buffalo, and Donald D. Hickey, M.D. and Clas E. Lundgren, dated June 29, 2007.

10.19	Software Engineering Agreement, dated July 2, 2007, between Scivanta Medical Corporation and Applied Sciences Group, Inc.

99.1	Press Release Re: Scivanta Medical Corporation Enters into Agreements for the Development of the Hickey Cardiac Monitoring System